UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): September 28, 2023

THE GLIMPSE GROUP, INC.

(Exact name of registrant as specified in charter)

Nevada	001-40556	81-2958271
(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification No.)

15 West 38th St., 12th Fl

New York, NY 10018

(Address of principal executive offices) (Zip Code)

(917)-292-2685

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock	VRAR	The Nasdaq Stock Market LLC (The Nasdaq Capital Market)

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mart if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01 Entry into a Material Definitive Agreement.

On September 28, 2023, The Glimpse Group, Inc. (the “Company”) entered into a securities purchase agreement with accredited and institutional investors for the purchase and sale of an aggregate of 1,885,715 shares of the Company’s common stock, in a registered direct offering at a purchase price of $1.75 per share for gross proceeds of $3.3 million.

Pursuant to a placement agency agreement dated September 28, 2023, between the Company and Kingswood Investments, division of Kingswood Capital Partners, LLC (“Kingswood”), the Company engaged Kingswood to act as the Company’s placement agent in connection with the registered direct offering. Pursuant to the placement agency agreement, the Company agreed to pay Kingswood a fee of 7% of the gross proceeds from the offering, and to reimburse Kingswood for its legal expenses in the amount of up to $30,000.

The registered direct offering closed on October 3, 2023.

The shares were offered and issued pursuant to the Prospectus Supplement, dated September 28, 2023, to the Prospectus included in the Company’s Registration Statement on Form S-3 (Registration No. 333-268027) filed with the Securities and Exchange Commission on October 27, 2022 and declared effective on November 30, 2022.

Sichenzia Ross Ference Carmel LLP, counsel to the Company, has issued an opinion to the Company regarding the validity of the securities issued in the offering. A copy of the opinion is filed as Exhibit 5.1 to this Current Report on Form 8-K.

The foregoing summaries of the terms of the agreements described herein are subject to, and qualified in their entirety by, such documents, which are incorporated herein by reference.

Item 9.01 Exhibits.

Exhibit No.	Exhibit

5.1	Opinion of Sichenzia Ross Ference Carmel LLP
10.1	Form of Purchase Agreement
10.2	Placement Agency Agreement
104	Cover Page Interactive Data File - The cover page interactive data file does not appear in the Interactive Data File because its XBRL tags are embedded within the Inline XBRL document

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: October 3, 2023

THE GLIMPSE GROUP, INC.

By:	/s/ Lyron Bentovim
Lyron Bentovim
Chief Executive Officer